UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2020

GENIE ENERGY LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $.01 per share	GNE	New York Stock Exchange
Series 2012-A Preferred stock, par value $.01 per share	GNE.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 8, 2020, certain subsidiaries of Genie Energy Ltd. (the “Registrant”) entered into an agreement (the “Agreement”) with Energy Global Investments Pty Ltd (“EGC”) Energy Global Company Pty Ltd., Timothy Szakacs. Tom Gilpin (Szakacs and Gilpin, the “EGC Principals”) and Shoreditch Energy Limited (“Shoreditch”) whereby Genie Energy UK Ltd. (“GEUK”) purchased EGC’s interest in Shoreditch, the joint venture that offers electricity and natural gas service to residential and small business customers in the U.K., under the trade name Orbit Energy, in exchange for a cash payment of One Million Two Hundred Eighty Eight Thousand One Hundred Forty Nine Pounds (£1,288,149) (US$1,666,794 on the date of closing) offset by One Hundred Eighty Six Thousand Nine Hundred Twelve Pounds (£186, 912) (US$241,854 on the date of closing) in amounts owing from EGC to Genie under a loan provided to EGC in 2018 related to EGC’s capital contributions to Shoreditch. Following the transaction, Shoreditch is a wholly-owned subsidiary of GEUK.

Following the transaction, EGC has no rights in management of Shoreditch, the EGC Principals have resigned as directors of Shoreditch, and GEUK has complete control over the activities of Shoreditch.

The transaction was announced in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not filed with this report. Pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information by amendment to this report by December 22, 2020.

(b) Pro Forma Financial Information.

Not filed with this report. Pursuant to Items 9.01(b)(2) 9.01(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information by amendment to this report as soon as it is available and in any event by December 22, 2020.

(d)	Exhibits.

Exhibit No.	Document
99.1	Press Release, dated October 9, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
Name: Michael Stein
Title: Chief Executive Officer

Dated: October 9, 2020

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release dated October 9, 2020.

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